Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report in this Form 10-K into Stone Energy Corporation's previously filed Registration Statements on Forms S-8 (Registration Nos. 33-67332 and 333-51968) and S-3 (Registration No. 333-79733).



                                                             ARTHUR ANDERSEN LLP

New Orleans, Louisiana
March 21, 2001